                                                                     EXHIBIT 9.5
                                                                     -----------

                                  AMENDMENT
                                     TO
                           VOTING TRUST AGREEMENT


     AMENDMENT ("Amendment") dated as of December 27, 1996, by and among RDMFLP 1996-I LIMITED PARTNERSHIP, a Texas limited partnership ("RDMFLP 1996-I"), RDMFLP 1996-II LIMITED PARTNERSHIP, a Texas limited partnership ("RDMFLP 1996-II"), MJG HOLDINGS, INC., a Texas corporation (the "Successor Trustee"), and MARK J. GORDON (the "Current Trustee").

                             Preliminary Statement
                             ---------------------

     WHEREAS, RDMFLP 1996-I and RDMFLP 1996-II (as successors in interest to Richard M. Mondre) and the Current Trustee are parties to that certain Voting Trust Agreement dated as of February 16, 1996 (the "Agreement");

     WHEREAS, the parties hereto desire to substitute the Successor Trustee for the Current Trustee as the voting trustee under the Agreement; and

     WHEREAS, in connection with and to effectuate such substitution, the Current Trustee will resign as the voting trustee under the Agreement and the Successor Trustee will assume the rights and duties of the voting trustee under the Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, each party to this Amendment agrees as follows:

     1. As of December 27, 1996, at 5:00 p.m. eastern standard time, the Current Trustee shall resign and cease acting as the voting trustee, and the Successor Trustee shall become and assume all the rights, obligations, powers and privileges of the voting trustee under the Agreement (the "Substitution").

     2. No further transfers or assignments of the rights of the voting trustee under the Agreement shall hereafter be permitted.

     3. It is expressly agreed that the Substitution does not cause a dissolution of the voting trust under Section 12 of the Agreement.

     4. Except as specifically modified hereby, all the provisions of the Agreement are hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.


                                          /s/ Mark J. Gordon
                                          -------------------------------------
                                          MARK J. GORDON, as voting trustee and
                                          not individually


                                          MJG HOLDINGS, INC., as trustee and
                                          not individually


                                          By:/s/ Mark J. Gordon
                                             ----------------------------------
                                             Mark J. Gordon, President


                                          RDMFLP 1996-I LIMITED PARTNERSHIP

                                           By: RDMFLP 1996-I GP, Inc., the
                                               general partner


                                               By: /s/ Richard D. Mondre
                                                   ----------------------------
                                                   Richard D. Mondre, President


                                          RDMFLP 1996-II LIMITED PARTNERSHIP

                                           By: RDMFLP 1996-II GP, Inc., the
                                               general partner


                                               By: /s/ Richard D. Mondre
                                                   ----------------------------
                                                   Richard D. Mondre, President

                                  AMENDMENT
                                     TO
                           VOTING TRUST AGREEMENT


     AMENDMENT ("Amendment") dated as of December 27, 1996, by and among RDMFLP 1996-I LIMITED PARTNERSHIP, a Texas limited partnership ("RDMFLP 1996-I"), RDMFLP 1996-II LIMITED PARTNERSHIP, a Texas limited partnership ("RDMFLP 1996-II"), DE HOLDINGS, INC., a Texas corporation (the "Successor Trustee"), and DAVID L. EPSTEIN (the "Current Trustee").

                             Preliminary Statement
                             ---------------------

     WHEREAS, RDMFLP 1996-I and RDMFLP 1996-II (as successors in interest to Richard D. Mondre) and the Current Trustee are parties to that certain Voting Trust Agreement dated as of February 16, 1996 (the "Agreement");

     WHEREAS, the parties hereto desire to substitute the Successor Trustee for the Current Trustee as the voting trustee under the Agreement; and

     WHEREAS, in connection with and to effectuate such substitution, the Current Trustee will resign as the voting trustee under the Agreement and the Successor Trustee will assume the rights and duties of the voting trustee under the Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, each party to this Amendment agrees as follows:

     1. As of December 27, 1996, at 5:00 p.m. eastern standard time, the Current Trustee shall resign and cease acting as the voting trustee, and the Successor Trustee shall become and assume all the rights, obligations, powers and privileges of the voting trustee under the Agreement (the "Substitution").

     2. No further transfers or assignments of the rights of the voting trustee under the Agreement shall hereafter be permitted.

     3. It is expressly agreed that the Substitution does not cause a dissolution of the voting trust under Section 12 of the Agreement.

     4. Except as specifically modified hereby, all the provisions of the Agreement are hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.


                                     /s/ David L. Epstein
                                     ---------------------------------------
                                     DAVID L. EPSTEIN, as voting trustee
                                     and not individually


                                     DE HOLDINGS, INC., as trustee and not
                                     individually


                                     By: /s/ David L. Epstein
                                         -----------------------------------
                                         David L. Epstein, President


                                     RDMFLP 1996-I LIMITED PARTNERSHIP

                                       By: RDMFLP 1996-I GP, Inc., the general
                                           partner

                                           By: /s/ Richard D. Mondre
                                               ---------------------------------
                                               Richard D. Mondre, President


                                     RDMFLP 1996-II LIMITED PARTNERSHIP

                                       By: RDMFLP 1996-II GP, Inc., the general
                                           partner

                                           By: /s/ Richard D. Mondre
                                               --------------------------------
                                               Richard D. Mondre, President

                                  AMENDMENT
                                     TO
                           VOTING TRUST AGREEMENT


     AMENDMENT ("Amendment") dated as of December 27, 1996, by and among JFMFLP 1996-I LIMITED PARTNERSHIP, a Texas limited partnership ("JFMFLP 1996-I"), JFMFLP 1996-II LIMITED PARTNERSHIP, a Texas limited partnership ("JFMFLP 1996-II"), MJG HOLDINGS, INC., a Texas corporation (the "Successor Trustee"), and MARK J. GORDON (the "Current Trustee").

                             Preliminary Statement
                             ---------------------

     WHEREAS, JFMFLP 1996-I and JFMFLP 1996-II (as successors in interest to James F. Murray) and the Current Trustee are parties to that certain Voting Trust Agreement dated as of February 16, 1996 (the "Agreement");

     WHEREAS, the parties hereto desire to substitute the Successor Trustee for the Current Trustee as the voting trustee under the Agreement; and

     WHEREAS, in connection with and to effectuate such substitution, the Current Trustee will resign as the voting trustee under the Agreement and the Successor Trustee will assume the rights and duties of the voting trustee under the Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, each party to this Amendment agrees as follows:

     1. As of December 27, 1996, at 5:00 p.m. eastern standard time, the Current Trustee shall resign and cease acting as the voting trustee, and the Successor Trustee shall become and assume all the rights, obligations, powers and privileges of the voting trustee under the Agreement (the "Substitution").

     2. No further transfers or assignments of the rights of the voting trustee under the Agreement shall hereafter be permitted.

     3. It is expressly agreed that the Substitution does not cause a dissolution of the voting trust under Section 12 of the Agreement.

     4. Except as specifically modified hereby, all the provisions of the Agreement are hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.


                                     /s/ Mark J. Gordon
                                     ------------------------------------------
                                     MARK J. GORDON, as voting trustee and
                                     not individually


                                     MJG HOLDINGS, INC., as trustee and
                                     not individually


                                     By: /s/ Mark J. Gordon
                                         -------------------------------------
                                         Mark J.  Gordon, President


                                     JFMFLP 1996-I LIMITED PARTNERSHIP

                                       By: JFMFLP 1996-I GP, Inc.,  the general
                                           partner

                                           By: /s/ James F. Murray
                                               --------------------------------
                                               James F. Murray, President


                                     JFMFLP 1996-II LIMITED PARTNERSHIP

                                       By: JFMFLP 1996-II GP, Inc., the general
                                           partner

                                           By: /s/ James F. Murray
                                               --------------------------------
                                               James F. Murray, President

                                  AMENDMENT
                                     TO
                           VOTING TRUST AGREEMENT


     AMENDMENT ("Amendment") dated as of December 27, 1996, by and among JFMFLP 1996-I LIMITED PARTNERSHIP, a Texas limited partnership ("JFMFLP 1996-I"), JFMFLP 1996-II LIMITED PARTNERSHIP, a Texas limited partnership ("JFMFLP 1996-II"), DE HOLDINGS, INC., a Texas corporation (the "Successor Trustee"), and DAVID L. EPSTEIN (the "Current Trustee").

                             Preliminary Statement
                             ---------------------

     WHEREAS, JFMFLP 1996-I and JFMFLP 1996-II (as successors in interest to James F. Murray) and the Current Trustee are parties to that certain Voting Trust Agreement dated as of February 16, 1996 (the "Agreement");

     WHEREAS, the parties hereto desire to substitute the Successor Trustee for the Current Trustee as the voting trustee under the Agreement; and

     WHEREAS, in connection with and to effectuate such substitution, the Current Trustee will resign as the voting trustee under the Agreement and the Successor Trustee will assume the rights and duties of the voting trustee under the Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, each party to this Amendment agrees as follows:

     1. As of December 27, 1996, at 5:00 p.m. eastern standard time, the Current Trustee shall resign and cease acting as the voting trustee, and the Successor Trustee shall become and assume all the rights, obligations, powers and privileges of the voting trustee under the Agreement (the "Substitution").

     2. No further transfers or assignments of the rights of the voting trustee under the Agreement shall hereafter be permitted.

     3. It is expressly agreed that the Substitution does not cause a dissolution of the voting trust under Section 12 of the Agreement.

     4. Except as specifically modified hereby, all the provisions of the Agreement are hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.


                                     /s/ David L. Epstein
                                     ----------------------------------------
                                     DAVID L. EPSTEIN, as voting trustee
                                     and not individually


                                     DE HOLDINGS, INC., as trustee and not
                                     individually


                                     By: /s/ David L. Epstein
                                         ------------------------------------
                                         David L. Epstein, President


                                     JFMFLP 1996-I LIMITED PARTNERSHIP

                                       By: JFMFLP 1996-I GP, Inc., the general
                                           partner

                                           By: /s/ James F. Murray
                                               --------------------------------
                                               James F. Murray, President


                                     JFMFLP 1996-II LIMITED PARTNERSHIP

                                       By: JFMFLP 1996-II GP, Inc., the general
                                           partner

                                           By: /s/ James F. Murray
                                               -------------------------------
                                               James F. Murray, President




                                      2